Exhibit 10.1 Common Stock Purchase Agreement

Apollo Solar Energy, Inc.
阿波罗太阳能有限公司

and
及

Bengbu Glass Industry Design Institute
蚌埠玻璃工业设计研究院

COMMON STOCK PURCHASE AGREEMENT
股份认购协议

November 20, 2009
二零零九年 十一月二十日

COMMON STOCK PURCHASE AGREEMENT
股份认购协议

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into at Beijing City, PRC as of November 20, 2009, by and between:
本普通股认购协议（“本协议”）协议于二零零九年十一月二十日由以下双方在中国北京市签署：

                Apollo Solar Energy, Inc. (the “Company”), a company duly incorporated and validly existing under the Laws of Nevada, with its registered address at 502 East John Street, Carson City, Nevada, 89706, United States; and
阿波罗太阳能有限公司（以下简称为 “公司”)，一家依照美国内华达州法律注册并合法存续的公司，其注册地址为：502 East John Street, Carson City， Nevada， 89706， United States; 及

Bengbu Glass Industry Design Institute (the “Purchaser”), a limited liability company duly incorporated and validly existing under the Laws of the PRC, with its address at 1047 Tushan Road, Bengbu, Anhui Province, PRC.
蚌埠玻璃工业设计研究院（以下简称为“认购人”），一家依照中华人民共和国法律注册并合法存续的有限责任公司。其注册地址为：中华人民共和国安徽省蚌埠市涂山路1047号。

RECITALS
序言

 WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, including Regulation D and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, 9,000,000 Common Shares for an aggregate purchase price of US$9,000,000.
鉴于，根据本协议规定的条款和条件以及根据美国《证券法》第4(2)条规定以及美国《证券法》下其他规则、条例规定，包括条例D和/或与本协议下投资相关的可资利用的美国《证券法》中登记要求的其他例外，公司有意向认购人发行、出售且认购人有意从公司购买9,000,000普通股，总购买价为9,000,000美元。

           NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED IN THIS AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE COMPANY AND THE PURCHASER AGREE AS FOLLOWS:
现在，因此，考虑到双方在本协议中的共同承诺以及其他双方在本协议中认可的良好的和有价值的对价，公司和认购方同意如下：

1. DEFINITIONS.

定义

In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1:
                除本协议其他地方定义的术语之外，为本协议之目的，下列术语在第1条中分别定义如下：

“Agreement” has the meaning ascribed to such term in the Preamble to this Agreement.
“协议” 的定义与在本协议导言中所表述的意思一致。

“Business Day” means any day, other than a Saturday, Sunday or other day on which the commercial banks in the United States or Hong Kong are authorized or required to be closed for the conduct of regular banking business.
“营业日” 系指除周六和周日，以及适用法律要求或授权美国或中国香港特别行政区内的商业银行歇业的日子以外的任何一日。

“Closing” has the meaning ascribed to it in Section 3.1 of this Agreement.
“交割” 的定义与本协议第3.1款中表述的意思一致。

 “Common Shares” means the Company’s common shares.
 “普通股” 系指公司的普通股。

“Company” has the meaning ascribed to it in the Preamble of this Agreement。
“公司”具有本协议前言中赋予的含义。

“Contract” means a legally binding contract, agreement, understanding, indenture, note, bond, loan, instrument, lease, mortgage, franchise, or license.
“合同” 系指任一有法律约束力的合同、协议、谅解、契约、记录、债券、贷款、法律文件、租赁、抵押、特许经营或许可。

“Governmental Authority” means the government of any nation, province, state, city, locality or other political subdivision of any thereof, or any authority, department, commission, board, bureau, agency, court, tribunal or instrumentality, or any applicable self-regulatory organization.
“政府机关” 系指系指任何国家、省、州、市、地区的政府或其他政治组织，任何行使行政、立法、司法、规范管理职能的政府或其附属机构，和其他?汕笆龌雇ü扇ɑ蜃什腥ㄓ涤谢蚩刂频娜魏喂净蚱渌堤濉?/FONT>

 “Law” means any constitutional provision, statute or other law, rule, regulation, official policy or interpretation of any Governmental Authority and any injunction, judgment, order, ruling, assessment or writ issued by any Governmental Authority.
 “法律” 系指任何宪法性条文、法令或其他法律、规定、法规、政府政策或任何政府机关的司法解释和其作出的禁令、判决、命令、裁决、评估或正式文件。

“MOFCOM” means the Ministry of Commerce or, with respect to any matter to be submitted for examination and approval by the Ministry of Commerce, any government entity which is similarly competent to examine and approve such matter under the laws of the PRC.
 “商务部门”指中国企业就其境外投资事宜提交商务部审查批准任何事项而言，依据中国法律对该等事项有类似审批权限的政府实体。

“Material Adverse Effect” means any (a) event, occurrence, fact, condition, change or development that has had a material adverse effect on the legality, validity or enforceability of this Agreement, or (b) material impairment of the ability of the Company to perform its material obligations hereunder or under this Agreement, as applicable.
“重大不利影响” 系指任何(a) 对本协议的合法性、有效性和可执行性，或者(b)对公司履行在本协议或其他交易协议中的重大义务的能力所产生重大的损害，如适用。

“NDRC” means the PRC National Development and Reform Commission, and any governmental body that is a successor thereto.
 “发改委”指中华人民共和国国家发展和改革委员会或承继其职责的任何政府机构。

 “PRC” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.
 “中国” 系指中华人民共和国，但仅为本协议之目的，不包括香港特别行政区、澳门特别行政区和台湾。

“Purchase Price” has the meaning ascribed to it in Section 2.1 of this Agreement.
“认购价”具有本协议第2.1条赋予的含义。

“Purchased Shares” has the meaning ascribed to it in Section 2.1 of this Agreement.
“认购股份”具有本协议第2.1条赋予的含义。

“Purchaser” has the meaning ascribed to it in the preamble of this Agreement.
“认购人” 的定义与在本协议导言中所表述的意思一致。

 “Rule 144” has the meaning ascribed to it in Section 4.6 of this Agreement.
“144规则”具有本协议第4.6条赋予的含义。

“SAFE” means the PRC State Administration of Foreign Exchange, and any governmental body that is a successor or subordinate thereto.
 “国家外汇管理局”指中华人民共和国外汇管理局及继受其职责的任何其下属的政府机构。

“SASAC” means the PRC State-owned Assets Supervision and Administration Commission of the PRC or, with respect to any matter to be submitted for examination and approval by the State-owned Assets Supervision and Administration Commission, any government entity which is similarly competent to examine and approve such matter under the laws of the PRC.
 “国有资产监督管理委员会”指中华人民共和国国有资产监督管理委员会，或审查、批准任何所涉国有资产事项的机构，或依据中国法律具有类似审批权限的任何政府实体。

“SEC” means the United States Securities and Exchange Commission.
“证券交易委员会”指美国证券交易委员会。

“Securities Act” means the United States Securities Act of 1933, as amended.
“证券法”指《美国1933年证券法》及其修订版本。

“Termination Date” has the meaning ascribed to it in Section 8.2 of this Agreement.
“终止日”具有本协议第8.2条赋予的含义。

“UNCITRAL Rules” has the meaning ascribed to it in Section 12 of this Agreement.
“UNCITRAL规则”具有本协议第12条赋予的含义。

2 PURCHASE OF COMMON SHARES.
普通股认购

2.1 Sale and Issuance of Common Shares.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 3.1 below), the Purchaser agrees to purchase, and the Company agrees to issue and sell to the Purchaser, or an affiliate of the Purchaser pursuant to Section 3.2 below, 9,000,000 Common Shares, at a price of US$1.00 per share (the “Purchased Shares”), for an aggregate purchase price of US$9,000,000 (the “Purchase Price”).
普通股的发行和出售。根据本协议的条款和条件，在交割时（定义见以下第3.1条），认购人同意以现金9,000,000美元（玖佰万美元）（“认购价款”）认购，且公司同意以上述对价向认购人发行并出售 9,000,000股普通股（“认购股份”），每股价格为1.00美元。

2.2 Payment of Purchase Price.  At the Closing,  the Purchaser shall deliver to the Company the Purchase Price in immediately available U.S. dollars  via wire transfer in accordance with the instructions below:
认购价款的支付。交割时，认购人将届时所有的美元认购价款按照如下指示进行划转：

Intermediary Bank: 中间银行： Account Number: 帐号： Beneficiary Bank Address: 收益行地址： Swift Code: 汇款代码：

3 Closing and Delivery.

3.1 Closing.  The consummation of the sale and purchase of the Common Shares pursuant to Section 2.1 (the “Closing”) shall take place remotely via the exchange of documents and signatures, on such date as the Company and the Purchaser shall mutually agree, which date shall be no later than five (5) Business Days following the satisfaction or waiver of each condition applicable to the Closing set forth in Section 6 of this Agreement.
交割。第2.1款中普通股的认购和出售，由公司和认购方在约定的日期通过远程交换文件和签字页完成，（“交割”）.该共同约定的交割日期不得晚于本协议第6条规定的适用于交割的所有条件或放弃满足后的五（5）个营业日。

3.2 Delivery.  At the Closing, the Purchaser shall pay the Purchase Price to the Company in accordance with Section 2.2 of this Agreement.  On the 45th Business Day after the wire transfer by the Purchaser of the Purchase Price, the Company shall cause to be issued to the Purchaser (or, if requested in advance by the Purchaser, to the Purchaser’s affiliate, China National Building Material Group Corporation, provided that China National Building Material Group Corporation agrees in writing to be bound by the terms of this Agreement applicable to the Purchaser, including, but not limited to, the representations and warranties in Article 4 hereto) a share certificate representing the Purchased Shares, and update the Company’s register of members evidencing Purchaser’s (or, if applicable, China National Building Material Group Corporation’s) ownership of the Purchased Shares and deliver to the Purchaser a certified copy of such register of members.
交付。在交割时，每一认购人按照本协议第2.2款中银行账户指示的规定立即将认购价款汇入公司账户。公司应当在收到认购人出资后的第四十五（45）个营业日内，(i)向认购人颁发代表其根据本协议第2.1款所认购的普通股数量的股票，并且(ii) 更新公司的股东名册作为认购人持有认购股份所有权的证明，并向认购人交付经认证的股东名册，以使得认购人合法持有该等股份并按照公司章程享有相应的股东权利及承担相应的股东义务。

4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
认购人陈述和保证

The Purchaser irrevocably represents and warrants to the Company that the statements contained in this Section 4 are true, correct and complete with respect to such Purchaser as of the date hereof and as of the Closing:
认购人在此不可撤销地向公司作出陈述与保证，本第4条中所作之声明对于该认购人本协议签署日及在交割时均为真实、准确以及完整：

4.1           Power and Authorization.  The Purchaser is duly incorporated, validly existing and in good standing under the Laws of the PRC, and has all requisite power to execute and deliver this Agreement to which it is a party and to carry out and perform its obligations hereunder.  The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Purchaser and no further action is required by the Purchaser, its board of directors, managers, or equity holders.  This Agreement, to which the Purchaser is a party, has been duly executed by the Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
权力及授权。认购人根据中华人民共和国法律成立，有效存续，已取得签署并交付其作为协议一方的本协议并履行本协议项下义务所要求的全部权力。认购人已采取所有行动，获得所有合法授权，签署、交付本协议及完成其中拟定的交易，认购方、其董事会、经理或股权持有人不需要采取进一步行动。本协议已经认购人作为一方有效签署，且经认购人根据其中的条款交付后，将对认购人产生合法有效有约束力人的义务，并根据相应的条款对认购人具有执行力，除非(i)受限于适用的破产、解散、重组、延期偿付，以及其他对一般债权人权利的执行产生一般影响的其他法律，以及(ii)受限于与具体履行、禁令救济或其他财产性救济的适用性有关的法律。

4.2           Governmental Consents.  The Purchaser has obtained all requisite consents, approvals, orders or authorizations of, or registrations, qualifications, designations, or declarations from, any Governmental Authority on the part of Purchaser that are required to be obtained or made, as applicable, in connection with the valid execution, delivery and consummation of the transactions contemplated by this Agreement.
政府同意。认购人已就其有效签署、交付本协议和完成本协议拟定交易所需的所有政府机关的同意、批准、命令或授权，或者任何登记、资格、任命或宣布。

4.3           Compliance with Laws. The execution, delivery and performance by the Purchaser of this Agreement does not and will not violate any Law, judicial judgment, arbitration award, or other decree.
合法签署及履行协议。认购人签订、递交并履行本协议并不违反、且将来不会违法任何法律、司法判决、仲裁裁决或其他法令。

4.4           Compliance with other Instruments. The execution, delivery and performance by the Purchaser of this Agreement does not and will not contravene, breach or violate the terms of any agreement, document or instrument to which such Purchaser is a party or by which any of such Purchaser’s assets or properties are bound.
符合其他法律文件。认购人对交易协议的签署、交付和履行不会且将不会造成对其他由该认购人作为合同一方或者对该认购人的财产和权力产生制约的协议、公文或文件的抵触、违反或违背。

4.5           Purchase Entirely for Own Account.  The Purchaser acknowledges that the Company is entering into this Agreement with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by executing this Agreement the Purchaser hereby confirms, that the Common Shares to be received by the Purchaser hereunder will be acquired for investment for the Purchaser’s own account, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that it does not have any Contract with any Person to sell, transfer or grant participations to any Person with respect to any of the Purchased Shares.
完全为本人利益认购。认购人承认公司依据认购人对公司的陈述与认购人达成本协议。通过签署本协议，认购人确认其将要获得的普通股为认购人为本人投资利益所认购，不存在将其中任何部分转售或分销的目的，且目前也未有将其中任何部分进行销售或分销或与他人分享的意图。通过签署本协议，认购人进一步陈述，认购人不会与任何个体对于任何认购股份的买卖、转让、分享缔结任何合同。

4.6           Restricted Shares. The Purchaser understands that the Purchased Shares are characterized as “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws. The Purchaser understands that the Purchased Shares must be held indefinitely unless such Purchased Shares are registered under the Securities Act or an exemption from registration is available. The Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the SEC, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that the Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any of the Purchased Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.
受限股份。认购人理解认购股份性质为“受限证券”，未在《证券法》或其他任何适用的州证券法律下登记。认购人理解认购股份在按照《证券法》登记之前或获得免予登记待遇之前，其必须无限期持有认购股份。认购人承认其熟悉证券交易委员会的144规则以及其他根据《证券法》颁布的规定（包括修订版本）（“144规则”），且认购人已经获悉144规则仅在某些特定情形下允许转售。每一位认购人理解如果在144规则不适用时，该认购人在未按照《证券法》登记或没有获得免予满足登记要求的待遇之前，不能转售任?稳瞎汗煞荨?/FONT>

4.7           Legends.  The Purchaser understands that the certificate evidencing the Purchased Shares will bear the following legend:
认购人理解其认购股份证书中将包含有如下说明：

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS.”
“本股票证书所代表的证券未依1933年证券法及其修订（”证券法”） 进行注册登记。除非依证券法做出有效证券声明或依法豁免注册要求或所 涉交易不受注册要求限制，不能出售、提供出售、担保或转移上述证券。”

4.8           Investment Experience. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Purchased Shares and, at the present time, is able to afford a complete loss of such investment.
投资经验。认购人，无论是单独行事还是同其代表合作，拥有商业和财务事物方面的知识、技能和经验，能够评估在认购股份中进行投资的利弊，且已对该等投资的利弊进行了评估。认购人能够承担在认购股份中投资的经济风险，且目前能够承受投资的全部损失。

4.9           Purchaser Status.  At the time such Purchaser was offered the Common Shares, it was, and at the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

投资身份。认购人获得普通股份时，其身份或者是 (i) 《证券法》中第501(a)(1)、(a)(2)、(a)(3)、(a)(7)或(a)(8)条规定的“授信投资人”，或 (ii) 《证券法》第144A(a)规则中定义的“合格机构投资人”。

4.10          General Solicitation.  The Purchaser acknowledges that the Common Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which Purchaser was invited by any of the foregoing means of communication, or any other general solicitation or general advertisement.

                一般招揽。认购人承认，普通股向其出售的方式并非通过一般或公开的招揽或普通的广告宣传，或通过公开发放的广告或销售资料，包括 (i) 任何报纸、杂志或类似媒体或电视或广播中的任何广告、文章、通知或其他信息，或 (ii) 任何认购人通过上述方式或任何其他一般招揽或普通广告方式受邀参加的研讨会或会议。

5           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
公司的承诺和保证

The Company hereby represents and warrants to the Purchaser that the statements contained in this Section 5 attached hereto are true, correct and complete as of the date hereof and as of the Closing:
                公司在此不可撤销地向认购人作出陈述与保证，本第5条中所作之声明在本协议签署日及在交割时均为真实、准确以及完整：

           5.1           Organization, Good Standing and Qualification.  The Company is duly incorporated, validly existing and in good standing under the Laws of the State of Nevada.  The Company has all requisite legal and corporate power and authority to carry on its business as now conducted, and is duly qualified to transact business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.
                       公司组织、良好声誉和资格。公司根据美国内华达州法律合法注册、有效存续并有良好声誉。公司已就其现在开展的业务取得全部所需的法律和公司权力和授权，并在任一司法管辖领域有资格从事商业活动，该资格的缺失将成为重大不利影响。

5.2           Authorization.  The Company has all requisite legal and corporate power, and has taken all corporate action on the part of the Company, its officers, directors and shareholders necessary, for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Purchased Shares to be issued pursuant to this Agreement, and this Agreement, when executed and delivered by the Company, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
授权。公司已取得签署并交付本协议和其他交易协议，履行公司协议项下的义务以及根据本协议授权、发行（预约发行）、出售并交付发行的认购股份的全部法律及公司权力，并采取一起公司行动使公司、其管理人员、董事和股东获得行使上述行为的授权。本协议一经公司签署并交付，即为有效并对公司具有法律约束力，公司将依照其中条款予以执行，除非(a) 受限于适用的破产、解散、重组、延期偿付，以及其他对一般债权人权利的执行产生一般影响的其他法律，以及(b) 受限于与具体履行、禁令救济或其他财产性救济的可使用性有关的法律。

5.3           Valid Issuance of Shares.  The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, free from any liens and will be free of restrictions on transfer (except for any restrictions on transfer under applicable securities Laws).
有效发行股票。认购股份，在根据本协议条款为本协议约定的对价发行、出售并交付时，应为合法有效发行、足?钪Ц恫⒊赏蹲识钔饷獬魏畏延没蛟鹑危淮嬖谌魏瘟糁萌ㄇ铱梢圆皇苋魏蜗拗频刈茫ǔ菔视玫闹と墒艿阶孟拗浦猓?/FONT>

5.4           Compliance with Laws. The execution, delivery and performance by the Company of this Agreement do not and will not violate any law or regulation. There is no judicial judgment (or an arbitration award) or decree forbidding or restricting the Purchaser from entering into and performing this Agreement.
合法签署及履行协议。认购人签订、递交并履行本协议不违反任何法律、法规。并无任何司法裁决(包括仲裁机关之裁决)、行政命令禁止、限制认购人签订并履行本协议。

5.5           Provided Information. The documentation, data and warranties provided by the Company based on which this Agreement is enter into are true, accurate and complete.  There is no false statement, material omission or misleading statement provided by the Company that may mislead the Purchaser, and the Company is totally responsible for the truthfulness, accuracy and completeness of the documentation provided to the Purchaser.
                             文件信息。公司提供的为签订本协议所依据的所有文件、资料、承诺均真实、准确、完整，不存在任何可能对认购人产生误导的虚假记载、重大遗漏及误导性陈述，并对其提供给认购人资料的真实性、准确性和完整性承担全部责任。

6           CONDITIONS OF THE PARTIES OBLIGATIONS AT CLOSING.
交割时双方义务情况

           6.1           Representations and Warranties True. The obligations of the Purchaser at the Closing shall be subject to the condition that the representations and warranties of the Company contained in Section 5 shall be true and accurate in all material respects when made, and shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing. The obligations of the Company at the Closing shall be subject to the condition that the representations and warranties of the Purchaser contained in Section 4 shall be true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.
陈述和保证真实。认购人的交割义务以公司在第5条中所作陈述和保证，在做出时在所有重大方面真实准确，如该陈述与保证在交割前?丫龀鲈蛟诮桓钍庇θ匀挥行А９镜慕桓钜逦褚匀瞎喝嗽?FONT style="DISPLAY: inline; TEXT-DECORATION: underline">第4章中所作陈述和保证真实准确为前提，如该陈述与保证在交割前已经做出则在交割时应仍然有效。

6.2           Authorizations and Approvals of the Company.  The obligations of the Purchaser shall be subject to the condition that the Company shall have obtained all authorizations, approvals, waivers or permits of any Person or any Governmental Authority necessary for the consummation of the transactions contemplated by this Agreement, including without limitation any authorizations, approvals, waivers or permits that are required in connection with the lawful issuance of the Purchased Shares, and all such authorizations, approvals, waivers and permits shall be effective as of the Closing.
公司方面的授权与批准。认购人的义务应以如下条件为前提，即公司应已全部取得为实现本协议所预期的交易所需要取得的授权、批准、弃权或许可，包括但不限于合法发行认购股份所需的任何授权、批准、弃权或许可，且上述全部授权、批准、弃权和许可在交割时应为有效。

           6.3           Authorizations and Approvals of the Purchaser.  The obligations of the Company shall be subject to the condition that the Purchaser shall have obtained all authorizations, approvals, waivers or permits of any Person or any Governmental Authority necessary for the consummation of all of the transactions contemplated by this Agreement, including but not limited to all applicable approvals by and registrations with MOFCOM, NDRC, SASAC and SAFE, and all such authorizations, approvals, waivers and permits shall be effective as of the Closing.
                        认购人方面的授权与批准。公司的义务应以如下条件为前提，即认购人应已全部取得为实现本协议所预期的交易、认购公司股份需要取得的任何个人或任何政府机关的授权、批准、弃权或许可，包括但不限于其所需的任何授权、批准、弃权或许可，包括但不限于商务部门、发改委和外管局的审批，且上述全部授权、批准、弃权和许可在交割时应为有效。

7           TIMING OF CLOSING.

The parties agree to act with all deliberate speed to fulfill the conditions to the Closing set forth in Section 6 hereof, and to use all reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Closing.
                交割时间。各方同意及时采取所有行动，满足本协议第6条规定的交割条件，并尽所有合理的商业努力或促使他人采取所有行动，从事或促使他人从事且在此过程中协助其他方从事所有必要、正?坊蛎髦堑男卸宰羁赡芸旖莸姆绞绞怪⑸⑼瓿山桓睢?/FONT>

8           TERMINATION OF THE AGREEMENT.
             协议的终止。

           8.1           This Agreement may be terminated before the Closing as follows:
                            本协议在交割前可以以下方式终止：

(a)           at the election of the Purchaser or the Company on or after 60 days after the date hereof , if the Closing shall not have occurred on or before such date unless such date is extended by the mutual written consent of the Company and the Purchaser, provided that the party seeking termination is not in material default of any of its obligations hereunder, and the right to terminate this Agreement pursuant to this Section 8.1 shall not be available to the party seeking termination if its breach of any provision of this Agreement has been the cause of, or resulted, directly or indirectly, in, the failure of the Closing to be consummated by 60 days after the date hereof.
在本协议签署之后60日时或之后，除非通过公司和认购人共同书面同意延期，交割未能在此日期或之前完成，认购人或公司可以终止本协议，如果：协议一方要求终止协议不会构成对其在本协议项下义务的重大违反，但是由于协议一方要求终止协议的行为违背了本协议任何条款而直接或间接引起或导致本协议不能在本协议签署之后60日完成交割，则根据本8.1条终止协议的权利不能适用。

(b)           by mutual written consent of Company and the Purchaser as evidenced in writing signed by each of the Company and the Purchaser.
         公司和认购人共同达成书面同意并由公司和认购人分别签字同意。

(c)           by the Purchaser in the event of any material breach or material violation of any representation or warranty, covenant or agreement contained herein by the Company that is not cured or curable within ten (10) Business Days following the Company’s receipt of written notice of same.
如果公司严重违反或违背本协议中的陈述或保证、承诺或者约定，且在公司收到认购人书面通知十（10）个营业日之内未能更正或无法更正，则认购人可以终止本协议。

(d)           by the Company in the event of any material breach or violation of any representation or warranty, covenant or agreement contained herein by the Purchaser with respect to the Purchaser that is not cured or curable within ten (10) Business Days following the Purchaser’s receipt of written notice of same.
如果认购人严重违反或违背本协议中的陈述或保证、承诺或者约定，且认购人在收到公司书面通知十（10）个营业日之内未能更正或无法更正，则公司可以终止本协议。

8.2           The date of termination of this Agreement pursuant to this Section 8 hereof shall be referred to as “Termination Date”.  In the event of termination by the Company and/or the Purchaser pursuant to this Section 8 hereof, written notice thereof shall forthwith be given to the other party and this Agreement shall terminate.
根据本协议 第8条规定的本协议终止日以下简称为“终止日”。如果公司和/或认购人根据第8条终止本协议，终止合同一方应立即将书面通知发送给另外一方，则本协议终止。

8.3           In the event that this Agreement is validly terminated pursuant to Section 8, each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to the Company or the Purchaser; provided that no such termination shall relieve any party hereto from liability for any breach of this Agreement.
如果本协议根据第8条有效终止，在终止之日后合同双方将不再承担本协议项下的任何职责和义务并且公司和认购人对上述终止不应承担任何责任；但是协议一方因违反本合同所应承担的责任不因本合同的终止而解除。

9           CONFIDENTIALITY; SECURITIES LAWS DISCLOSURE.
保密

9.1           No Disclosure.  Except as otherwise provided hereunder, no party shall disclose the terms of this Agreement to any third party without first obtaining the written approval of the other party.
不披露。除非按照如下文约定，在获另一方的事先书面批准前，任何一方均不得向任何第三方披露本协议的任何内容。

           9.2               Permitted Disclosures.  Notwithstanding the foregoing, any party may disclose any terms of this Agreement to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are subject to appropriate nondisclosure obligations.
可允许的披露。尽管存在前述约定，任何一方均可以向如下人员披露任何融资条款，即向其现任或善意潜在的投资人、员工、投资银行、贷方、会计师和律师，本条所述各种披露的情况的前提条件为该等人或实体遵守适当的不披露义务。

9.3           Legally Compelled Disclosure.  Notwithstanding anything to the contrary in this Agreement, the Company shall be permitted to disclose this Agreement and the material terms contemplated hereby to the extent required by Law or regulation, including, without limitation, the rules and regulations of the SEC.
法定强制披露。尽管本协议中可能存在相反规定，公司在法律、法规许可范围内，包括但不限于美国证券交易委员会的规则、规定，可以披露本协议及其包含的重大条款。

9.4           Other Information.  The provisions of this Section 9 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby.
其他信息。本协议第9条的规定应附加于、且并不取代本协议任何当事方就本协议预期交易而单独签订的任何不披露协议规定。

10           NOTICES.
通知

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) five (5) days after having been transmitted by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after delivery by an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on Schedule 1, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 10.
            根据本协议所做全部通知和其他形式的沟通应以书面形式进行并在下列情形下被视为有效：(a) 送达到被通知一方，(b)在正常工作时间内通过电子邮件或传真发送并收到接收确认，或未收到确认的第二个营业日，(c) 通过挂号邮件投递的五（5）天之后，邮资已预付并已收到收据，或者(d) 交由一家国际认可的隔日到达的快递公司送达的一（1）天之后，特别标注隔日到达并收到书面投递确认。所有沟通文件应被发送到本协议附件1中协议双方的联系地址，或其相应的邮件地址、传真号码，或按照本第10条通过书面通知进行修改后的地址。

11           FORCE MAJEURE.
不可抗力

11.1         The events of force majeure referred to herein shall mean all objective events that are unforeseeable by either party at the time when this Agreement was signed, and which cannot be avoided or overcome and which events prevent total or partial performance by any party of all or part of its obligation hereunder.  Such events shall include earthquakes, typhoons, flood, fire, war, failures of international or domestic transportation, terrorist acts, epidemics, strikes, action or inaction of any government that was not reasonably foreseeable at the time this Agreement was signed.
本协议中的不可抗力系指签署本协议时双方不可预见且双方对其发生不可避免和不能克服、致使任何一方不能履行本协议项下的全部或部分义务的所有客观事件。该等事件包括地震、台风、水灾、火灾、战争、国际或国内运输中断、恐怖行为、流行病、罢工、本协议签署时无法合理预见的任何政府的作为或不作为.

11.2          The party affected by any event of force majeure shall provide to other party to this Agreement relevant documents notarized by a notarization agency within fifteen (15) days upon occurrence of such an event, evidencing the occurrence of such event and specifying which provision under this Agreement such party is unable to perform or with respect to which it requires an extension.
遇有不可抗力的一方，应在不可抗力发生之日起十五（15）日内向另一方提供经公证机关公证的有关文件，以证明发生了不可抗力事件并说明本协议不能履行或需要延期履行的部分。

11.3           If either party is unable to perform this Agreement due to any event of force majeure, such party shall not be deemed to be in default; notwithstanding the forgoing, such party shall use its best effort to minimize the damages caused by the event of force majeure to the other party.
 任何一方因不可抗力而无法履行本协议的，将不视为违约; 但该方应尽其所能减少另一方可能因此遭受的损失。

11.4           Upon occurrence of an event of force majeure, the parties shall determine by consultation of how to perform this Agreement based on the effect of the force majeure, including terminating this Agreement, waiving partial obligations of one party or both parties under this Agreement or extending the term of this Agreement.  The termination of this Agreement due to any event of force majeure shall be effective only if approved by both parties in writing.
   按照发生的不可抗力对双方履行本协议的影响程度，双方应协商确定对本协议的处理方式，包括但不限于解除本协议、免除本协议项下一方或双方的部分义务或延期履行本协议。如本协议因不可抗力而被解除，则双方应签署书面的解除协议。

12           DISPUTE RESOLUTION.
争议解决

Each party irrevocably (i) agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Hong Kong by the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) then in effect and (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration.  The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration.  Judgment may be entered on the arbitrator’s decision in any court having jurisdiction.  The parties to the arbitration shall separately pay for an equal share of the costs and expenses of such arbitration, and each party shall separately pay for its respective counsel fees and expenses; provided, however, that the prevailing party in any such arbitration shall be entitled to recover from the non-prevailing party its reasonable costs and attorneys fees.
每一方不可撤销地 (i) 同意任何因本协议的解释、理解、履行或违反而引发的争议、争端，应由香港国际仲裁中心根据届时生效的UNCITRAL仲裁规则（“UNCITRAL规则”）在香港通过仲裁解决，及 (ii) 最大限度地放弃其现在或将来可能会有的对于仲裁地点选择的反对意见。仲裁员的决定是终局的，对于仲裁各方有约束力。仲裁员的裁决可在任何有管辖权的法院呈堂供证。仲裁各方平均分担仲裁的成本和开支，每一方独自承担其自身的律师费和开支；唯前提是仲裁中胜诉方有权从败诉方收回其合理的成本和律师费。

13           GOVERNING LAW.
适用法律

This Agreement shall be governed and construed in accordance with the Laws of the State of New York, USA, without regard to the conflicts of laws principles thereof.
                本协议在不考虑法律冲突原则的条件下，受美国纽约州法律管辖并根据美国纽约州法律进行解释。

14           SUCCESSORS AND ASSIGNS.
                继承和转让

Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto whose rights or obligations hereunder are affected by such terms and conditions. This Agreement, and the rights and obligations hereunder, shall not be assigned without the mutual written consent of the parties hereto.  Notwithstanding the foregoing, the Purchaser shall be permitted to assign its rights and obligations hereunder to its affiliate, China National Building Material Group Corporation, without the prior written consent of the Company, provided that China National Building Material Group Corporation agrees in writing to be bound by the terms of this Agreement applicable to the Purchaser, including, but not limited to, the representations and warranties in Article 4 hereto.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
              除本协议约定外，协议双方权利义务的继承人和受让方享有本协议项下的利益并受本协议的条款约束。本协议，以及本协议项下的权利和义务，未经合同双方书面同意不得转让。除本协议明确约定外，本协议中的任何条款，不论明确的或暗示的，均不赋予除本协议双方或其各自的继承人以外的任何第三方本协议项下的或由本协议产生的任何权利、救济、义务或责任。

15           REGISTRATION OF THE PURCHASED SHARES.
股份登记。

In the event the Purchased Shares do not otherwise become eligible for resale without registration on the six-month anniversary of the Closing pursuant to Rule 144(d)(1), the Company hereby agrees, as promptly as practicable thereafter, to undertake to use its commercially reasonable efforts to register the Purchased Shares for resale under the Securities Act.
                公司承诺尽其最大努力，在交割日后的180天内就认购股份依据《证券法》进行登记、或取得免予满足登记的豁免。

16.           MISCELLANEOUS.
杂项

16.1           Entire Agreement. This Agreement and the documents referred to herein contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents.
 全部协议。本协议以及在这里提及的文件构成协议双方就主题事项达成的全部谅解，取代此前双方就该主题事项达成的所有协议和谅解，无论是口头的还是书面的，双方承认这些协议和谅解已经并入该等文件。

16.2           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
  可分割性。如果本协议任一条款在任一方面根据所适用的法律或被法院裁定属于非法或不可执行，该部分条款应被排除在本协议外，且本协议应按照排除该条款且其他条款具有执行性做出解释。

           16.3               No Waiver.  Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy power hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.
  不弃权。对法律或者本协议赋予的权力、权利、或者救济的没有及时行?够虿谎细裥惺梗侨ɡ思鹤髅魇痉牌还钩啥陨鲜鋈Α⑷ɡ⒒蛘呔燃玫姆牌嗖还钩善涠越徊叫惺谷Α⑷ɡ蚓燃玫姆牌?/FONT>

16.4           No Presumption.  The parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.
  不假定。协议双方承认，对于歧义，协议撰写一方不应承担更多义务，如果适用法律就歧义部分做出对非撰写一方有利的判断，则非撰写协议一方应放弃该有利的判断。如果协议一方基于本协议任何条款的冲突、遗漏或不明确提出任何权利主张，则本协议不存在任何的假定、提供证据之责任或任何暗示，因为本协议为应协议双方及其法律顾问之要求而起草。

16.5         Amendment.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchaser.
协议修改。除非公司和认购方签署书面文件加以确认，否则本协议的任何规定不得放弃或修改。。

16.6           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.
   文本。本协议可签署多份文本，每一文本构成本协议的一份原件，但所有的文本一并构成唯一的同一份法律文件。传真和电子邮件发送的签字页复印件为本协议效力之目的应被视为原件。

16.7           Language.  This Agreement is in the English language only.  Any translation of this Agreement into Chinese or any other language is for convenience purposes only and shall not affect the meaning or interpretation hereof.
                   语言。本协议仅以英文撰写。任何中文或其他语言的翻译版本，仅为便利而设，不影响本协议的含义或解释。

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<以下部分故意留白>

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

兹见证，双方已于本协议文首所述日期签署本协议

COMPANY/公司:	Apollo Solar Energy, Inc.
阿波罗太阳能有限公司

By:
Name:
姓名
Capacity: Authorized Signatory
职位：授权签字人

PURCHASER/认购人:	Bengbu Glass Industry Design Institute
蚌埠玻璃工业设计研究院

By:
Name:
姓名
Capacity: Authorized Signatory
职位：授权签字人

 SCHEDULE 1

附件 1

NOTICES

通知

Company 公司 Address: 地址 Fax: 传真	Purchaser 认购人 Address for Notices: 通知地址 Fax Number: 传真号码